SUNAMERICA SERIES TRUST
Supplement to the Prospectus dated May 1, 2010
Growth Opportunities Portfolio. Effective June 1, 2010, Invesco Ltd. acquired Van Kampen Asset Management and certain portions of Morgan Stanley Investment Management Inc.’s (“MSIM”) retail asset management business, including the business that manages the Growth Opportunities Portfolio (the “Portfolio”). Effective June 1, 2010, Invesco Advisers, Inc. (“Invesco”), a subsidiary of Invesco Ltd., replaced MSIM as the subadviser of the Portfolio. The MSIM portfolio managers responsible for the day-to-day management of the Portfolio’s assets, Matthew Hart and Justin Speer, will continue to manage the Portfolio but as employees of Invesco. All references to MSIM as a subadviser of the Portfolio are deleted and replaced with Invesco.
Dated: June 18, 2010
Versions: Class 1 Version B; Combined Version 1; and Combined Master